Exhibit 10.3

Contura Energy, Inc.
RESTRICTED STOCK UNIT AWARD AGREEMENT
This Restricted Stock Unit Award Agreement is entered into by and between Contura Energy, Inc. (the “Company”) and the employee of the Company whose name appears below (the “Employee”) in order to set forth the terms and conditions of Restricted Stock Units granted to the Employee under the Contura Energy, Inc. Management Incentive Plan (the “Plan”).
Employee’s Name: [Participant]

Award Type	Date of Grant	Number of RSUs	Vesting Schedule
Restricted Stock Units (the “RSUs”)	February 18, 2020	[●]	[●] on February 18, 2021 [●] on February 18, 2022 [●] on February 18, 2023
Subject to the attached Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, the Company hereby grants to the Employee the RSUs as outlined above. Capitalized terms used but not otherwise defined herein or in the attached Terms and Conditions shall have the meanings ascribed to such terms in the Plan.
The Company and the Employee have executed this Agreement as of the Date of Grant set forth above.

CONTURA ENERGY, INC.		PARTICIPANT

By:
	Name: [●]	Name: [●]
Title: [●]

PLEASE RETURN ONE SIGNED COPY OF THIS AGREEMENT TO:
Contura Energy, Inc.
340 Martin Luther King Jr. Blvd.
Bristol, TN 37620
Attn: [●]

Contura Energy, Inc.
CONTURA ENERGY, INC. MANAGEMENT INCENTIVE PLAN
Terms and Conditions of RSU Grant

1.
GRANT OF RSUs. The Company hereby grants to the Employee, as of the Date of Grant set forth above, the number of RSUs specified above. Except as otherwise provided by the Plan, the Employee agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Employee with any protection against potential future dilution of the Employee’s interest in the Company for any reason, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of the Shares underlying the RSUs, except as otherwise specifically provided for in the Plan or this Agreement.

2.
VESTING. Subject to the provisions of Section 3 hereof, the RSUs shall vest and become non-forfeitable on the first anniversary of the Date of Grant as set forth in the vesting schedule above, subject to the Employee’s continuous service with the Company through the applicable vesting date. All unvested RSUs shall be immediately forfeited upon an Employee’s termination of employment with the Company for any reason, except as otherwise provided in the Company’s Key Employee Separation Plan, if applicable to the Employee.

3.
ACCELERATED VESTING. Notwithstanding anything to the contrary contained herein, the RSUs shall fully vest, subject in each case to the Employee’s continuous service with the Company through such date, upon the earliest of (A) a Change in Control and (B) the date immediately prior to an IPO, contingent upon the consummation of the IPO.

4.
SETTLEMENT. Except as otherwise set forth in the Plan, the RSUs will be settled in Common Shares, and the Participant shall receive the number of Common Shares that corresponds to the number of RSUs that have become vested as of the applicable vesting date, which Common Shares shall be delivered on the date that is no later than forty-five (45) days following the applicable vesting date, as determined in the Committee’s sole discretion.

5.
SECURITIES REPRESENTATIONS. Upon the vesting of the RSUs prior to the registration of any Shares to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Employee shall be deemed to acknowledge and make the following representations and warranties and as otherwise may be reasonably requested by the Company for compliance with applicable laws, and any issuances of Shares by the Company hereunder shall be made in reliance upon the express representations and warranties of the Employee:

(a)
The Employee is acquiring and will hold the Shares to be issued hereunder for investment for the Employee’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b)
The Employee has been advised that the Shares to be issued hereunder have not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Shares is to be effected (it being understood, however, that such Shares are being issued and sold in reliance on the exemption provided under Rule 701 under the Securities Act), and that such Shares must be held indefinitely, unless they are subsequently registered under the applicable securities laws or the Employee obtains an opinion of counsel (in form and substance reasonably satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Employee’s representations set forth in this Section 5. The Employee further acknowledges and understands that the Company is under no obligation hereunder to register the Shares to be issued hereunder.

(c)
The Employee is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Employee acknowledges that the Employee is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d)
The Employee has been furnished with, and has had access to, such information as the Employee considers necessary or appropriate for deciding whether to invest in the Shares to be issued hereunder, and the Employee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Shares.

(e)
The Employee is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Employee is able, without impairing the Employee’s financial condition, to hold the Shares to be issued hereunder for an indefinite period and to suffer a complete loss of the Employee’s investment in such Shares.

6.
NONTRANSFERABILITY. No portion of the RSUs may be sold, assigned, transferred, encumbered, hypothecated, or pledged by the Employee, other than to the Company as a result of forfeiture of the RSUs as provided herein, unless and until payment is made in respect of vested RSUs in accordance with the provisions hereof and the Employee has become the holder of record of the vested Shares issuable hereunder.

7.	MISCELLANEOUS.

(a)	Definitions. Terms used in this Agreement which are defined in the Plan shall have the respective meanings set forth in the Plan.

(b)
No Right To Continued Employment. This Agreement shall not confer upon the Employee any right to continue in the employ of the Company or any subsidiary or to be entitled to any remuneration or benefits not set forth in this Agreement or the

Plan nor interfere with or limit the right of the Company or any subsidiary to modify the terms of or terminate the Employee’s employment at any time.

(c)
Notice. Any notice or other communication required or permitted to be given under this Agreement must be given by personal delivery or by registered or certified mail, return receipt requested and addressed, if to the Committee or the Company, at the principal office of the Company and, if to the Employee, at the Employee’s last known address as set forth in the books and records of the Company.

(d)
Plan to Govern. This Agreement and the rights of the Employee hereunder are subject to all of the terms and conditions of the Plan as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for the administration of the Plan.

(e)
Amendment. Subject to restrictions set forth in the Plan, the Company may from time to time suspend, modify or amend this Agreement. No suspension, modification or amendment of this Agreement may, without the consent of the Employee, adversely affect the rights of the Employee with respect to the RSUs granted pursuant to this Agreement.

(f)
Severability. In the event that any provision of this Agreement shall he held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(g)
Entire Agreement. This Agreement and the Plan contain all of the understandings between the Company and the Employee concerning the RSUs granted hereunder and supersede all prior agreements and understandings.

(h)	Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company and the Employee will be an original and all of which together will be the same Agreement.

(i)	Governing Law. To the extent not preempted by Federal law, this Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

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